MAXIM SERIES FUND, INC.
                                           8515 East Orchard Road
                                            Englewood, CO 80111





Jeffrey A. Engelsman
(303) 689-4285 - tel.
689-3827 - fax.


                                                                  August 1, 1997

Via EDGAR


Securities and Exchange Commission

         Re:      Sticker to Maxim Series Fund, Inc. Prospectus
                  File Nos. 2-75503 and 811-3364

Dear Ladies and Gentlemen:

         Attached is a revision to the Maxim Series Fund, Inc. ("Maxim") Prospectus submitted pursuant to Rule 497(e). This "Sticker" is to be effective August 1, 1997. The Sticker is necessary due to a change in investment objective of the Maxim Small- Cap Index Portfolio. The Maxim Small-Cap Index Portfolio changed its investment objective, effective August 1, 1997, pursuant to a shareholder vote on July 30, 1997.

         Should you have any questions regarding this filing, please do not hesitate to call me at the above listed telephone number.

                                                              Very truly yours,

                                                        /s/ Jeffrey A. Engelsman

                                                           Jeffrey A. Engelsman
                                                                       Attorney



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                                                                     Rule 497(e)
                                                               File No. 811-3364
                                                                         2-75503


                                              Maxim Series Fund, Inc.


                                                  August 1, 1997

Insert on page 1 of the prospectus

Effective August 1, 1997 and continuing until October 24, 1997, Small-Cap Index Portfolio will transition its holdings from securities which comprise the Russell 2000 Index to those which comprise the S&P 600 Index in proportion to their market-value weighting.
The new investment objective of the Small-Cap Index Portfolio will be as follows:

hthe Small-Cap Index Portfolio will seek to provide investment results, before fees, that correspond to the total return of the Standard & Poor's Small-Cap 600 Stock Index.

Insert on Page 22 of the Prospectus under the heading Small-Cap Index Portfolio the following:

The investment objective of the Small-Cap Index Portfolio is to provide investment results, before fees, that correspond to the total return of the Standard & Poor's Small- Cap 600 Stock Index ("S&P 600 Index"). The S&P 600 Index is widely recognized and tracks an index of 600 small company stock prices. The S&P 600 Index is designed to monitor the performance of publicly traded common stock of the small company sector of the United States equities market. The S&P 600 Index is market-weighted, meaning that each stock's influence on the index's performance is directly proportional to that stock's "market value" (the stock price multiplied by the number of outstanding shares). The securities that comprise the S&P 600 Index are traded on the New York Stock Exchange, the American Stock Exchange and the Nasdaq Stock Market.

Standard & Poor's Small-Cap 600 Stock Index and S&P 600 are a trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Maxim Series Fund, Inc. The Portfolio is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of using this index.

The Portfolio will attempt to duplicate the performance of the S&P 600 Index while keeping transaction costs low and minimizing portfolio turnover. To achieve its investment objective, the Portfolio will purchase equity securities that comprise the S&P 600 Index in proportion to their market-value weighting. Like the index, the Portfolio will hold both dividend paying and non-dividend paying common stocks.

From time to time adjustments may be made in the Portfolio's holdings due to a change in the composition of the S&P 600 Index. The Portfolio will attempt to achieve a correlation between its performance and that of the S&P 600 Index of at least 0.95, without taking into account expenses. A correlation of 1.00 would indicate perfect correlation, which would be achieved when the Portfolio's net asset value, including the value of its dividends and capital gains distributions, increases or decreases in exact proportion to changes in the S&P 600 Index. The Adviser will attempt to minimize any

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"tracking  error"  (the  statistical  measure  of  the  difference  between  the investment results of the Portfolio and that of the S&P 600 Index) in making investments for the Portfolio. While the Small-Cap Index Portfolio tries to remain invested in the S&P 600 Index securities as fully as possible, it must manage cash flows resulting from the purchase and redemption of Portfolio shares. Therefore, the Portfolio may also invest in U.S. dollar-denominated short-term bonds, and money market instruments, including U.S. Government securities, certificates of deposit, time deposits, bankers' acceptances and repurchase agreements for these securities. The Portfolio may buy commercial paper rated in one of the top two rating categories by an NRSRO or, if unrated, determined to be of comparable quality by the Investment Adviser. Brokerage and other transaction costs, as well as investment advisory fees for the Portfolio, in addition to potential tracking errors, will tend to cause the Portfolio's return to be lower than the return of the S&P 600 Index. In addition, there can be no assurance as to how closely the Portfolio's performance will correspond to the performance of the S&P 600 Index.

The Portfolio intends that, under normal circumstances, at least 80% of its total assets will be invested in securities in the S&P 600 Index.

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